UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND
(Class A: CCCAX)
(Class C: CCCCX)
(Institutional Class: CCCNX)

ANNUAL REPORT
November 30, 2015

Center Coast MLP Focus Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	11
Schedule of Investments	13
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Supplemental Information	34
Expense Example	39

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Center Coast MLP Focus Fund 2015 Annual Report	January 2016

January 27, 2016

Dear fellow shareholders:

Below you will find the Annual Report for the Center Coast MLP Focus Fund for the period ending November 30th, 2015.

PERFORMANCE OVERVIEW

The Fund’s no load Institutional Share class (CCCNX) returned -22.11% for the twelve-month period ending November 30th, 2015. Such return amount is inclusive of Fund operating expenses totaling -1.22% and a deferred income tax benefit (credit) of +14.59%. This can be compared to the total return, including dividends and capital gains reinvested, of +2.75% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of -34.03% for the Alerian MLP Index (“AMZ”). Unlike the Fund, the performance of the S&P 500 and the AMX does not include operating expenses or charges or benefits for corporate income taxes. One cannot invest in an index. This year’s annual report concluded the 59th month of the Fund’s existence, and since inception CCCNX has generated a cumulative total return of +14.48% and an annualized return of +2.79%.

[For the period ended 12/31/15, the Fund’s one-year total return for the Institutional Share was (-22.15%, and since inception (12/31/10) cumulative return was +11.74% and annualized return was +2.25%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (877) 766-0066. Although the Fund’s total operating expense ratio for the Institutional Share is stated as 6.81% in the current prospectus, the Fund’s actual total operating expense ratio for the Institutional Shares for the fiscal year ended November 30, 2015 was a net credit of 13.37%, which includes 14.59% in deferred income tax benefits (credits) offset by 1.22 % in annual fund operating expenses, as stated in the financial statements that accompany this report. While the Fund’s investment advisor has contractually agreed, until March 31, 2016, to waive its fees or absorb expenses, excluding deferred income tax expenses, so that the total annual fund operating expense does not exceed 1.25%, such fee waiver or expense absorption was not necessary as the total annual fund operating expenses were below the 1.25% cap as of the Fund’s fiscal year end, November 30, 2015.]

SUMMARY OBSERVATIONS

It’s been a long and difficult year for Master Limited Partnerships (MLPs). While we are not pleased with the Fund’s meaningful underperformance relative to the broader market benchmark, the S&P 500, we are very pleased with the Fund’s outperformance relative to the industry benchmark, the AMZ. The Fund’s absolute performance, however, is a harsh reminder of how cautious investors have become regarding anything associated with energy. This caution primarily stems from the rapid decline in crude oil prices and its impact on newfound U.S. unconventional production. Crude oil prices began their fall in late November 2014 when OPEC decided to protect its long-term market share by maintaining current output targets amid rising global crude oil supply. Since that decision through November 30, 2015, crude oil prices1 fell 43% and energy indices followed suit—the SIG Oil Exploration and Production Index (“EPX”) was down 41%; the PHLX Oil Service Sector Index (“OSX”) was down 24%; and the AMZ was down 42%—all over the same time frame.

The relative performance of the midstream and MLP business segment—down more than the EPX and almost as much as crude oil itself—has been particularly surprising given the more fee-based, historically stable cash flow profile of the asset class. The Fund’s constituents actually increased distributable cash flow (“DCF”)2 per unit by over 15% year over year (on average) while the EPX constituents experienced cash flow per share3 degradation of more than 35%. Nevertheless, underlying fundamentals largely took a backseat this year as other, more transient factors took center stage. For example: (i) a Federal Reserve rate hike for the first time in nine years; (ii) weak institutional fund flows into MLP products; (iii) closed-end fund deleveraging in response to asset value declines; (iv) tax loss harvesting ahead of year end; (v) short-selling pressure that exacerbated the move down, and; (vi) concerns about rising costs of capital and weakened capital markets access.

Over the long term, commodity prices will not always go down. Sentiment will not always be so bearish. Despite some radical commentary, high-quality MLPs that operate critical oil & gas infrastructure are here for the long-haul. So although headwinds remain in select spots across the MLP universe, valuation and fundamentals have decoupled and are priced in a bearish scenario that we don’t think materializes even if crude oil prices remain low for the foreseeable future. Over the long term, once market noise normalizes, we believe the total return proposition of the Fund is squarely intact through an attractive combination of cash distributions and growth generated from high-quality assets and sustainable cash flows.

2015 YEAR IN REVIEW

We’ve spoken with a lot of investors and written a lot of commentary throughout 2015. Instead of rehashing each and every data point, below is summary of the key takeaways and the major events that occurred during each quarter of the Fund’s fiscal year:

1Q – December 2014 through February 2015 (-2.47% total return by the Fund’s Institutional Share): Crude oil prices take an initial leg down following the OPEC decision. The U.S. energy market begins the “repositioning and adjusting” process by high-grading production, cutting costs, and defending balance sheets. News flow is light as companies position themselves for a lower commodity price environment.

•	Crude oil prices: decrease ~25%
•	Constituent earnings: ~79% of Fund constituents meet or beat Wall Street consensus earnings expectations for the fourth quarter of 2014
•	Distributions and cash flow: Underlying constituent distributions and DCF per unit grow by approximately 5% and 7%, respectively, quarter over quarter
•	Portfolio adjustments: Center Coast sought to increase or add exposure to demand-oriented assets, growth stories with certainty (e.g., sponsored drop-down MLPs - when a large energy company creates an MLP and “drops-down” qualifying assets to the MLP), and MLPs with strong balance sheets and defensive cash flows in a low commodity price environment:

[1]	As measured by West Texas Intermediate (“WTI”)
[2]	From the reporting period ended September 30, 2014 to the reporting period ended September 30, 2015. “Distributable Cash Flow” is the amount of cash flow that can be distributed to unitholders after making interest payments and deducting maintenance capital expenditures
[3]	Source: FactSet

o	Sponsored drop-down growth: Added Dominion Midstream and Phillips 66 Partners; increased MPLX and Shell Midstream[4],[a]
o	Defensive cash flows: Increased weightings to MMP and SEP

2Q – March 2015 through May 2015 (-0.17% total return by the Fund’s Institutional Share): Crude oil prices rebound in response to sharp declines in U.S. rig counts. The IRS proposes clarified rules on MLP “qualifying income.” The Williams Merger & Acquisition (M&A) saga begins.

•	Crude oil prices: increase ~21%
•	Constituent earnings: ~76% of the Fund’s constituents meet or beat Wall Street consensus earnings expectations for the first quarter of 2015
•	Distributions and cash flow: Underlying constituent distributions and DCF per unit grow by approximately 4% and 3%, respectively, quarter over quarter
•	Notable events:
o	5/5/15: The IRS proposes new guidelines that would bar income from certain petrochemical production activities from qualifying for MLP tax advantages
o	5/13/15: WMB announces an agreement to purchase subsidiary WPZ, marking the second large-scale, diversified MLP “roll-up” transaction (the first being Kinder Morgan’s August 2014 announcement)
•	Portfolio adjustments: With valuations in flux / bifurcating during the first quarter, we continued to seek exposure to MLPs with high-quality, defensive cash flows, while considering attractive distribution rates. We also eliminated small-cap gathering and processing MLPs with less defensive or diversified cash flows:
o	Valuation / distribution rates: Added MMLP, SUN, TRP; increased WPZ and TRGP; decreased KMI, OKS, and WMB
o	High-grading cash flows: increased SEP, SXL, TLLP
o	Small-cap Gatherers & Processors: removed CMLP, SMLP

3Q – June 2015 through August 2015 (-10.75% total return by the Fund’s Institutional Share): Crude prices reverse course and find new lows after Iran reaches a nuclear weapons agreement with the United Nations. The CEO of PAA spooks an already jittery MLP market with bearish commentary. Technical headwinds (e.g., negative fund flows, closed-end fund deleveraging, and short selling) combine with the aforementioned factors to produce the worst calendar quarter in MLP history (as measured by the AMZ). M&A activity heats up.

•	Crude oil prices: decrease ~18%
•	Constituent earnings: ~78% of the Fund’s constituents meet or beat Wall Street consensus earnings expectations for the second quarter of 2015
•	Distributions and cash flow: Underlying constituent distributions and DCF per unit grow by approximately 4% and 5%, respectively, quarter over quarter
•	Notable events:

[4]	For an Index of Company References mentioned in this letter and their ticker symbols, please refer to the list below the signature line.

o	6/21/15: WMB announces that it has received and rejected an unsolicited bid from ETE to acquire all of its outstanding shares. WMB’s board suspends the roll-up of WPZ and launches a strategic review
o	7/13/15: MPLX announces an acquisition of MarkWest, creating a large-scale diversified midstream player while at the same time increasing its direct exposure to commodity prices and muddling its blue-chip, drop-down growth story
o	7/14/15: Iran reaches a nuclear weapons agreement with the United Nations which paves the way for the lifting of sanctions against Iran. Iran has stated it plans to increase oil exports by 500k barrels per day
o	8/5/15: Plains All American’s CEO Greg Armstrong hosts a second quarter earnings call and spooks the market with his bearish tone. The AMZ trades down 5.4% the following day.
•	Portfolio adjustments: Cash flow stability, which remains paramount, valuation, and M&A activity drove portfolio adjustments during the quarter:
o	Cash flow stability: removed MMLP and SUN (the latter of which missed vs. Q1 earnings estimates)
o	Valuation: removed TEP, TRP
o	M&A: Decreased exposure to the Plains family by decreasing PAGP; decreased WPZ after gain realized from initial roll-up announcement; removed WMB after gain realized from ETE merger proposal

4Q – September 2015 through November 2015 (-10.37% total return by the Fund’s Institutional Share): Crude prices continue their slide as major producers dig in their heels and inventories build. Technical factors accelerate into September with tax loss harvest season beginning shortly thereafter. The Fed gets closer to its eventual rate hike decision. High yield energy credit markets come under pressure and access to sufficient capital becomes a key focal point for midstream and MLP investors.

•	Crude oil prices: decrease ~15%
•	Constituent earnings: ~88% of the Fund’s constituents meet or beat Wall Street consensus earnings expectations for the third quarter of 2015
•	Distributions and cash flow: Underlying constituent distributions and DCF per unit grow by approximately 3% and 5%, respectively, quarter over quarter
•	Notable events:
o	9/28/15: WMB announces its agreement to merge with ETE under economic terms largely unchanged from the initial rejected offer
o	9/28-9/29/15: A poor reception to the WMB/ETE announcement is compounded by technical factors that drive the AMZ down -11.2% over two trading days
o	11/3/15: TRGP announces an agreement to purchase subsidiary NGLS, another Kinder-style roll-up
o	11/6/15: The Obama administration denies the border-crossing permit for the Keystone XL pipeline project
•	With technical factors greatly affecting valuations, investing in midstream names with key asset footprints, distribution security, and dislocated valuations became a focus. In addition, we favored certain LPs over their general partner (“GP”) parents as LP distribution rates soared while pressured growth forecasts challenged GP total return propositions. As a result, outperformers were adjusted. M&A arbitrage continued to drive decision-making within M&A / midstream families (e.g., WMB and WPZ):
o	Disjointed valuations with key asset footprints: added NS; increased ENLK, MWE, NGLS, OKS

o	M&A arbitrage: increased WPZ after removing WMB a few months prior; decreased MPLX and increased MWE
o	Outperformance adjustments: removed WLKP; decreased EQM, MMP, PSXP, SEP, SHLX, SXL, WES
o	General partners: removed TRGP and SEMG; decreased PAGP and WGP

2015 Fund Contribution Analysis5
Contribution
Top 5		Bottom 5
1 Williams Companies, Inc., WMB	0.44%	1 Targa Resources Partners LP, NGLS	(4.61%)
2 Tallgrass Energy Partners LP, TEP	0.17%	2 Williams Partners, L.P., WPZ	(3.03%)
3 Dominion Midstream Partners LP, DM	(0.01%)	3 Plains All American Pipeline, L.P., PAA	(2.95%)
4 TransCanada Corporation, TRP	(0.02%)	4 Kinder Morgan Inc Class P, KMI	(2.87%)
5 Shell Midstream Partners LP, SHLX	(0.03%)	5 Sunoco Logistics Partners L.P., SXL	(2.14%)

The Fund’s top 5 contributors for the Fund’s fiscal year 2015 fall in two different categories: (i) positions we exited in Q1 or Q2 and (ii) high-quality, sponsored drop-down growth names.

The first of these categories includes WMB, TEP, and TRP. We exited each of these positions over the summer for various reasons. With WMB, we exited the position in the days following its initial rejection of an acquisition offer made by ETE. Upon announcement of the offer and its rejection, WMB nonetheless traded to full deal value, and we effectively “sold at the top.” In TEP’s case, we exited shortly after the initial public offering (“IPO”) of its general partner, Tallgrass Energy GP, due to concerns about a rotation trade and relative valuation. Finally, TRP was a short-term valuation trade that we entered and exited within the span of a few months. These three positions registered as “top contributors” largely because we exited them early in the year, and thus, they did not produce a negative contribution in the second half of the year when technical factors and further commodity price deterioration accelerated selling across the MLP space.

DM and SHLX belong in the second category. Both partnerships went public towards the end of 2014 and are generally characterized by strong sponsor support, a robust inventory of drop-down assets that can fuel distribution growth for years to come, and minimal direct commodity price or volumetric exposure. We added these positions following the OPEC decision due to the defensive nature of their assets and the high degree of support and growth certainty provided by their strong parent sponsors.

The bottom 5 contributors are all large-cap diversified MLPs with large capital expenditure (“capex”) programs that were either equal-weight to over-weight positions throughout 2015. In a year where most MLPs experienced negative performance, weight within the Fund was one of the primary determinants of Fund contribution. Furthermore, although their cash flows have been fairly defensive and stable, as we would expect from diversified midstream companies, these large-cap MLPs suffered throughout the year when selling would accelerate as they were used for liquidity by open-end funds, Exchange Traded Funds (ETFs), and closed-end funds. In addition, the financing burden associated with robust capex backlogs pressured both equity and debt valuations, further contributing to poor performance (particularly in the fourth quarter).

[5]	Fund Contribution is the return of a security multiplied by the security’s average weight in the portfolio or benchmark over a specific time period (the Fund’s fiscal year 2015, in this case).

2016 OUTLOOK

2015 was a particularly difficult year for performance, and the first two weeks of December were no different after KMI cut its dividend by 75%. KMI’s dividend cut was not driven by poor cash flow performance and was not necessary, in our view. It was a management choice in the face of depressed equity values, a significant financing burden, and rating agency pressure following a small acquisition of a distressed pipeline asset. It was further enabled by KMI’s 2014 consolidation to a c-corp, which removed traditional parent support levers and significantly changed Kinder Morgan’s investor base mix. We believe the confluence of these factors was unique to KMI and, as such, do not think that the KMI dividend cut is the beginning of a trend across the entire midstream MLP sector.

Despite the 2015 performance and despite the shaky start to the new fiscal year, we believe there is plenty of good news that provides us comfort as we look ahead to the rest of 2016. First, and most importantly, the majority of the underlying constituents performed well operationally in 2015. The “toll road,” fee-based business model performed as projected. As mentioned above, the DCF per unit of the Fund’s constituents, on average, grew by over 15% year over year, even after the severe commodity price declines. Similarly, the Fund’s constituents grew their distributions 16% year over year and 3% in this most recent quarter. Constituents’ reported earnings also came in nicely, with the majority of announcements meeting or beating Wall Street consensus expectations: 79%, 76%, 78%, and 88% in the four sequential reporting periods since our report to shareholders last year.

Moreover, as we've highlighted multiple times this year, there are tangible characteristics of the Fund's constituents that strengthen our confidence in the stability of the underlying cash flows and distributions. Simply put, the Fund’s core holdings do not entirely rely on crude oil prices or new crude oil production to pay their distributions or grow their underlying cash flows. The cash flow performance of the Fund’s constituents throughout 2015 demonstrates this very point. Meanwhile, downstream demand for cheap natural gas and Natural Gas Liquids (NGLs) continues to drive midstream infrastructure needs both domestically and abroad. Below are some stats we often point out regarding the composition of our portfolio:

•	The core holdings are comprised of 100% midstream-oriented businesses
•	The current cash flow of the core holdings is diversified across commodity streams— approximately 25% natural gas transmission, 25% natural gas gathering and processing, 15% refined products transportation and storage, 10% natural gas liquids, and 25% crude oil transportation and storage
•	Approximately 85% of the cash flow is fee-based with minimal direct commodity price exposure
•	Capital expenditures and associated cash flow growth are balanced across commodity streams with the largest component (close to 50%) coming from natural gas transmission projects
•	Approximately 40-50% of the identified growth is expected to come from “drop-down” transactions from highly incentivized sponsors
•	Over 80% of the holdings are classified as investment grade or are affiliates of investment grade companies

Finally, the unpleasant 2015 volatility presents a tremendous 2016 opportunity from a valuation perspective. As we have previously stated, valuations have decoupled from fundamentals to an extent that prices in a bearish scenario that we do not believe will materialize over the long term. As of November 30, 2015, and at the time of writing this letter, MLPs look extremely cheap from a historical perspective across several valuation metrics. The median price/DCF multiple of the asset class was 8.5x at fiscal year-end, a level last seen during the financial crisis of 2008 and 2009. The spreads between the distribution rate of MLPs (represented by the AMZ) versus the yields of fixed income-oriented investments were also near all-time highs. For example, the AMZ yield as of 11/30/15 was 8.5%, a 6.1% spread to the 10-year Treasury yield compared to a 10-year average spread of 3.1%. Finally, the distribution rate of 8.2% for the Fund’s underlying holdings as of November 30, 2015 is in excess of what we would historically expect to see even in a “no-growth” scenario. We do not believe we are in a “no- growth” scenario, and we are internally forecasting distribution growth for a majority of the Fund’s constituents over the next three years.

CONCLUSION

Benjamin Graham famously noted that, “in the short run, the market is a voting machine but in the long run, it is a weighing machine.” There is little doubt that investors voted “no” on MLPs in 2015. But, we believe, investors indiscriminately sold the good with the bad as the unit prices of the high-quality MLPs central to Center Coast’s investment thesis suffered despite their underlying cash flow performance. So as we look into 2016, we will continue to do what we’ve done for years now—invest in high-quality assets that: (i) are critical to long-term U.S. oil and gas infrastructure needs; (ii) historically have generated stable, durable, and growing cash flows across various commodity cycles, and; (iii) are run by high-quality management teams. In the long run, we continue to expect the “weight” of these cash flows to overcome the short-term “vote” that characterized much of 2015. Until then, we are using this disconnect to add to our personal positions and believe that the attractive combination of current cash distributions and growth should support Fund returns for the foreseeable future.

We appreciate your investment with us.

Best Regards,

Dan C. Tutcher		Robert T. Chisholm
Principal & Portfolio Manager		Principal & Portfolio Manager

Jeff A. Jorgensen
Director of Research

a Index of Company References

Columbia Pipeline Partners LP (NYSE:CPPL)
Crestwood Midstream Partners LP (NYSE:CMLP)
Dominion Midstream Partners, LP (NYSE:DM); also referred to as “Dominion Midstream”
Energy Transfer Equity, L.P. (NYSE:ETE)
EnLink Midstream Partners, LP (NYSE:ENLK)
Enterprise Products Partners (NYSE:EPD)
EQT Midstream Partners, LP (NYSE:EQM)
Kinder Morgan, Inc. (NYSE: KMI); also referred to as “Kinder” and “Kinder Morgan”
Magellan Midstream Partners, L.P. (NYSE: MMP)
MPLX LP (NYSE: MPLX)
MarkWest Energy Partners, L.P. (NYSE:MWE); also referred to as “MarkWest”
Martin Midstream Partners L.P. (NYSE:MMLP)
NuStar Energy L.P. (NYSE:NS)
ONEOK Partners, L.P. (NYSE:OKS)
Phillips 66 Partners LP (NYSE: PSXP); “Phillips 66 Partners”
Plains All American, L.P. (NYSE:PAA); also referred to “Plains All American” and as a member of the “Plains” family
Plains GP Holdings, L.P. (NYSE: PAGP); also referred to as a member of the “Plains” family
SemGroup Corporation (NYSE:SEMG)
Shell Midstream Partners, L.P. (NYSE: SHLX); also referred to as “Shell” or “Shell Midstream”
Spectra Energy Partners, LP (NYSE:SEP)
Summit Midstream Partners, LP (NYSE:SMLP)
Sunoco LP (NYSE:SUN)
Sunoco Logistics Partners L.P. (NYSE:SXL)
Tallgrass Energy Partners, LP (NYSE:TEP)
Tallgrass Energy GP, LP (NYSE:TEGP)
Targa Resources Corp. (NYSE: TRGP)
Targa Resources Partners LP (NYSE: NGLS)
Tesoro Logistics LP (NYSE:TLLP)
TransCanada Corporation (NYSE:TRP)
Western Gas Partners, LP (NYSE:WES)
Western Gas Equity Partners, LP (NYSE:WGP)
Westlake Chemical Partners LP (NYSE:WLKP)
Williams Partners L.P. (NYSE:WPZ); also referred to as a member of the “Williams” family
The Williams Companies, Inc. (NYSE:WMB); also referred to as a member of the “Williams” family

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus. The Fund concentrates in master limited partnerships (MLPs), which involve additional risks to those from investments in common stock, including but not limited to cash flow risk, tax risk, and risks associated with limited voting rights. In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation. Therefore, unlike most other open-end mutual funds, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, because the Fund is taxable as a “C” corporation, the Fund’s net asset value per share (“NAV”) will include a deferred tax expense or asset, which is reflected in the Fund’s NAV on a daily basis. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit, and therefore, could have a material impact on the Fund’s NAV. The Fund, unlike the MLPs in which it invests which are treated as partnerships for U.S. Federal income tax purposes, is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund, such as dividend income or return of capital, may differ greatly from those of its MLP investments. An investment in the Fund does not provide the same tax benefits as a direct investment in an MLP.

The Fund currently anticipates paying cash distributions at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund may maintain cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests.

It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that is not considered ROC is expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that may be classified as ROC is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The ROC portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The MLPs owned by the Fund are subject to regulatory and tax risks, including but not limited to changes in current tax law which could result in MLPs being treated as corporations for U.S. federal income tax purposes or the elimination or reduction of MLPs tax deductions, which could result in a material decrease in the Fund’s NAV and/or lower after-tax distributions to Fund shareholders.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over-weighted in that sector. Accordingly, the Fund may not be suitable for all investors. Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships. Unlike the Fund, the Alerian MLP Index is not structured as a C-corporation. The SIG Oil Exploration and Production Index is an equal weighted index composed of companies that own, lease, and operate oil and natural gas facilities. The PHLX Oil Service Sector Index is a price weighted index composed of companies involved in the oil services sector. One cannot invest directly in an index. Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting,” a loss, an investor may be able to offset gains on other investments.

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index and the Alerian MLP Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The Alerian MLP index is a composite of the 50 most prominent master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2015	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-22.27%	-0.18%	2.61%	12/31/10
Class C²	-22.93%	-0.93%	1.77%	12/31/10
Institutional Class³	-22.11%	0.07%	2.79%	12/31/10
After deducting maximum sales charge
Class A¹	-26.73%	-2.14%	1.38%	12/31/10
Class C²	-23.64%	-0.93%	1.77%	12/31/10
S&P 500® Index	2.75%	16.09%	13.16%	12/31/10
Alerian MLP Index	-34.03%	-3.25%	2.25%	12/31/10

The performance date quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 766-0066.

For the 1 year period reflected above the Total Returns for Class A Shares, Class C Shares, and Institutional Shares are inclusive of annual fund operating expenses of 1.47%, 2.22% and 1.22%, respectively, and each includes a net deferred income tax benefit/credit of 14.59%.

Gross and Net Expense Ratios for Class A shares were 7.06% and 1.50% respectively, for the Class C shares were 7.81% and 2.25% respectively, and for the Institutional Class shares were 6.81% and 1.25% respectively, which were the amounts stated in the current prospectus as of the date of this report. While the Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25%, and 1.25% of average daily net assets of the Class A Shares, Class C Shares, and Institutional Class Shares, respectively, for the Fund’s fiscal year ended November 30, 2014, such fee waiver or expense absorption was not necessary as total annual fund expenses were 1.44%, 2.19%, and 1.19% for the Fund’s Class A, Class C, and Institutional Class Shares, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years following the fiscal year in which such reimbursements occurred.

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2015 (Unaudited) - Continued

[1]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

[2]	No sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.

[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2015

Number of Shares		Value

	COMMON STOCKS – 7.3%
	DIVERSIFIED C-CORPS – 6.6%
6,762,643	Kinder Morgan, Inc.	$159,395,496

	GP C-CORP – 0.7%
1,354,659	Plains GP Holdings LP - Class A	16,608,119

	TOTAL COMMON STOCKS
	(Cost $216,813,993)	176,003,615

	MASTER LIMITED PARTNERSHIP SHARES – 87.1%
	DIVERSIFIED – 34.1%
6,529,782	Enterprise Products Partners LP	165,791,164
5,506,159	ONEOK Partners LP	166,451,187
7,479,095	Targa Resources Partners LP	170,822,530
3,053,844	Tesoro Logistics LP	152,539,508
5,930,627	Williams Partners LP	162,617,792
		818,222,181
	GAS GATHERING & PROCESSING – 16.6%
8,697,364	EnLink Midstream Partners LP	129,764,671
3,063,459	MarkWest Energy Partners LP	147,046,032
2,537,311	Western Gas Partners LP	121,841,674
		398,652,377
	GAS TRANSPORTATION & STORAGE – 11.9%
1,832,190	Columbia Pipeline Partners LP	27,556,137
545,316	Dominion Midstream Partners LP	17,226,532
349,190	EQT Midstream Partners LP	23,622,704
2,138,749	Spectra Energy Partners LP	90,618,795
2,557,017	TC Pipelines LP	126,470,061
		285,494,229
	GP PARTNERSHIP – 1.0%
590,438	Western Gas Equity Partners LP	24,633,074

	MATURE / LARGE CAP LIQUIDS TRANSPORTATION & STORAGE – 19.9%
1,889,767	Buckeye Partners LP	127,918,328
957,809	Magellan Midstream Partners LP	59,891,797
1,372,902	NuStar Energy LP	54,943,538
4,884,372	Plains All American Pipeline LP	121,034,738
4,141,554	Sunoco Logistics Partners LP	115,425,110
		479,213,511
	OTHER – 0.9%
881,108	Martin Midstream Partners LP	22,203,922

	SMALL-CAP / HIGH-GROWTH LIQUIDS TRANSPORTATION & STORAGE – 2.7%
296,718	MPLX LP	12,741,071
441,535	Phillips 66 Partners LP	25,609,030

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2015

Number of Shares
		Value

	MASTER LIMITED PARTNERSHIP SHARES (Continued)
	SMALL-CAP / HIGH-GROWTH LIQUIDS TRANSPORTATION & STORAGE (Continued)
763,260	Shell Midstream Partners LP	$26,614,876
		64,964,977
	TOTAL MASTER LIMITED PARTNERSHIP SHARES
	(Cost $2,366,948,241)	2,093,384,271

Principal Amount

	SHORT-TERM INVESTMENTS – 0.6%
$14,922,805	UMB Money Market Fiduciary, 0.01%[1]	14,922,805

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,922,805)	14,922,805

	TOTAL INVESTMENTS – 95.0%
	(Cost $2,598,685,039)	2,284,310,691
	Other Assets in Excess of liabilities – 5.0%	118,813,514

	TOTAL NET ASSETS – 100.0%	$2,403,124,205

LP – Limited Partnership

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2015

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified	34.1%
Mature / Large Cap Liquids Transportation & Storage	19.9%
Gas Gathering & Processing	16.6%
Gas Transportation & Storage	11.9%
Small-cap / High-Growth Liquids Transportation & Storage	2.7%
GP Partnership	1.0%
Other	0.9%
Total Master Limited Partnership Shares	87.1%
Common Stocks
Diversified C-Corps	6.6%
GP C-Corp	0.7%
Total Common Stocks	7.3%
Short-Term Investments	0.6%
Other Assets in Excess of liabilities	5.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2015

Assets:
Investments at fair value (cost $2,598,685,039)	$2,284,310,691
Receivables:
Investment securities sold	9,121,128
Fund shares sold	8,536,099
Dividends and interest	235
Prepaid assets	184,177
Deferred tax asset	128,634,455
Total assets	2,430,786,785

Liabilities:
Payables:
Fund shares redeemed	23,800,649
Advisory fees	2,064,675
Distribution fees - Class A & Class C (Note 6)	811,627
Shareholder servicing fees (Note 7)	110,851
Fund administration fees	163,818
Transfer agent fees and expenses	121,100
Fund accounting fees	69,505
Custody fees	39,079
Auditing fees	19,244
Chief Compliance Officer fees	2,074
Trustees' fees and expenses	406
Accrued other expenses	459,552
Total liabilities	27,662,580

Net Assets	$2,403,124,205

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,685,515,758
Accumulated net investment loss, net of deferred taxes	(140,774,996)
Accumulated net realized gain on investments, net of deferred taxes	57,068,031
Net unrealized appreciation (depreciation), net of deferred taxes, on:
Investments	(198,684,588)
Net Assets	$2,403,124,205

Net asset value, offering and redemption price per share:
Class A Shares:
Net assets applicable to shares outstanding	$416,593,108
Shares outstanding	50,221,769
Net asset value and redemption price per share[1]	$8.30
Maximum sales charge (5.75% of offering price)[2]	$0.51
Offering price	$8.81

Class C Shares:
Net assets applicable to shares outstanding	$841,555,136
Shares outstanding	106,387,748
Net asset value, offering price and redemption price per share[3]	$7.91

Institutional Shares:
Net assets applicable to shares outstanding	$1,144,975,961
Shares outstanding	136,646,673
Net asset value, offering price and redemption price per share	$8.38

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2015

Investment Income:
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$148,236,832
Affiliated Master Limited Partnerships	1,693,396
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(148,236,832)
Affiliated Master Limited Partnerships	(1,693,396)
Dividend income (net of foreign withholding taxes of $81,285)	15,364,913
Interest	4,670
Total investment income	15,369,583

Expenses:
Advisory fees	29,767,484
Distribution fees - Class C (Note 6)	10,068,360
Shareholder servicing fees (Note 7)	2,307,257
Fund administration fees	1,573,217
Distribution fees - Class A (Note 6)	1,291,179
Transfer agent fees and expenses	740,500
Franchise tax	432,626
Fund accounting fees	388,511
Shareholder reporting fees	350,900
Registration fees	330,750
Custody fees	175,640
Legal fees	68,260
Auditing fees	66,080
Miscellaneous	46,410
Trustees' fees and expenses	17,002
Chief Compliance Officer fees	16,425
Insurance fees	15,989

Total expenses	47,656,590
Net investment loss, before taxes	(32,287,007)
Deferred tax benefit	17,491,249
Net investment loss, net of deferred taxes	(14,795,758)

Net Realized and Unrealized Gain/Loss on Investments:
Net realized loss on:
Investments in unaffiliated companies	(96,122,877)
Investments in affiated companies	(16,113,041)
Deferred tax benefit	41,626,871
Net realized loss, net of deferred taxes	(70,609,047)

Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(996,081,734)
Investments in affiated companies	(20,217,497)
Deferred tax benefit	375,121,197
Net change in unrealized appreciation/depreciation	(641,178,034)
Net realized and unrealized loss on investments	(711,787,081)

Net Decrease in Net Assets from Operations	$(726,582,839)

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss, net of deferred taxes	$(14,795,758)	$(23,649,735)
Net realized gain (loss) on investments and written options
contracts, net of deferred taxes	(70,609,047)	118,616,542
Change in net unrealized appreciation/depreciation on investments
and written options contracts, net of deferred taxes	(641,178,034)	171,512,688
Net increase (decrease) in net assets resulting from operations	(726,582,839)	266,479,495

Distributions to Shareholders:
From net investment income:
Class A	-	(20,131,117)
Class C	-	(26,202,314)
Institutional Class	-	(30,723,402)
From return of capital:
Class A	(36,548,602)	(24,848,659)
Class C	(74,941,722)	(32,342,585)
Institutional Class	(101,649,301)	(37,923,149)
Total distributions to shareholders	(213,139,625)	(172,171,226)

Capital Transactions (See Note 11):
Class A	13,025,280	(278,001,720)
Class C	114,467,937	269,332,331
Institutional Class	24,131,746	901,956,519
Net increase in net assets from capital transactions	151,624,963	893,287,130

Total increase (decrease) in net assets	(788,097,501)	987,595,399

Net Assets
Beginning of period	3,191,221,706	2,203,626,307
End of period	$2,403,124,205	$3,191,221,706

Accumulated net investment loss, net of deferred taxes	$(140,774,996)	$(125,979,238)

Capital Share Transactions (See Note 11):
Class A	962,212	(23,168,841)
Class C	10,999,811	24,220,653
Institutional Class	1,065,479	77,490,532
Net increase from capital share transactions	13,027,502	78,542,344

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$11.49		$11.02		$10.13		$10.11	$10.00
Income from Investment Operations
Net investment loss[1]	(0.04)		(0.08)		(0.10)		(0.10)	(0.08)
Return of capital[1]	0.34		0.33		0.39		0.39	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.77)		0.90		1.27		0.38	0.41
Total from investment operations	(2.47)		1.15		1.56		0.67	0.67

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$8.30		$11.49		$11.02		$10.13	$10.11

Total return[4]	(22.27)%		10.62%		15.67%		6.77%	6.87%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$416,593		$566,018		$798,021		$445,142	$127,439

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.47%		1.44%		1.46%		1.53%	1.87%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.47%		1.44%		1.49%		1.50%	1.50%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.78%	7.17%	[5]
Total expenses	(13.12)%		7.06%		8.98%	[9]	4.28%	8.67%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.95)%		(1.20)%		(1.46)%		(1.53)%	(1.87)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(0.95)%		(1.20)%		(1.49)%		(1.50)%	(1.50)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.56%	0.60%	[5]
Net investment loss	(0.36)%		(0.70)%		(0.88)%	[9]	(0.94)%	(0.90)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$11.08		$10.72		$9.94		$10.00	$10.00
Income from Investment Operations
Net investment loss[1]	(0.11)		(0.16)		(0.15)		(0.14)	(0.12)
Return of capital[1]	0.32		0.32		0.38		0.38	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.66)		0.88		1.22		0.35	0.34
Total from investment operations	(2.45)		1.04		1.45		0.59	0.56

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$7.91		$11.08		$10.72		$9.94	$10.00

Total return[4]	(22.93)%		9.87%		14.84%		6.02%	5.73%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$841,555		$1,056,466		$762,945		$315,288	$55,461

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.22%		2.19%		2.21%		2.28%	2.62%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	2.22%		2.19%		2.24%		2.25%	2.25%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.50%	7.17%	[5]
Total expenses	(12.37)%		7.81%		9.72%	[9]	4.75%	9.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.70)%		(1.95)%		(2.21)%		(2.28)%	(2.62)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(1.70)%		(1.95)%		(2.24)%		(2.25)%	(2.25)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.84%	0.90%	[5]
Net investment loss	(1.11)%		(1.45)%		(1.62)%	[9]	(1.41)%	(1.35)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Period December 31, 2010* through November 30, 2011
Net asset value, beginning of period	$11.57		$11.06		$10.14		$10.10	$10.00
Income from Investment Operations
Net investment loss[1]	(0.01)		(0.05)		(0.09)		(0.08)	(0.07)
Return of capital[1]	0.34		0.33		0.39		0.39	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.80)		0.91		1.29		0.38	0.39
Total from investment operations	(2.47)		1.19		1.59		0.69	0.66

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$8.38		$11.57		$11.06		$10.14	$10.10

Total return[4]	(22.11)%		10.95%		15.96%		6.98%	6.78%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,144,976		$1,568,738		$642,660		$281,135	$52,002

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.22%		1.19%		1.21%		1.28%	1.62%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.22%		1.19%		1.24%		1.25%	1.25%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.87%	7.17%	[5]
Total expenses	(13.37)%		6.81%		8.73%	[9]	4.12%	8.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.70)%		(0.95)%		(1.21)%		(1.28)%	(1.62)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(0.70)%		(0.95)%		(1.24)%		(1.25)%	(1.25)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.46%	0.50%	[5]
Net investment loss	(0.11)%		(0.45)%		(0.62)%	[9]	(0.79)%	(0.75)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2015

Note 1 – Organization
Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers three classes of shares: A shares, C shares, and Institutional shares. The Fund commenced operations on December 31, 2010.

The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(b) Master Limited Partnerships
A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Partnership Accounting Policy
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the options contracts.

The Fund did not enter into any transactions in written options contracts for the year ended November 30, 2015.

(g) Distributions to Shareholders
The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the year ended November 30, 2015, the Fund’s distributions were expected to be comprised of 100% return of capital.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(h) Energy Industry Concentration Risk
A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.

(i) Income Taxes
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 1.80% for state and local tax.

The Fund's income tax provision consists of the following as of November 30, 2015:

Current tax expense (benefit)
Federal	$-
State	-
Total current tax expense (benefit)	$-

Deferred tax expense (benefit)
Federal	$(411,741,096)
State	(22,498,221)
Total deferred tax benefit	$(434,239,317)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$(406,287,755)	35.00%
State income taxes net of federal benefit	(20,894,800)	1.80%
Effect of state tax rate change	(1,322,964)	0.11%
Effect of permanent and temporary differences	(5,733,798)	0.49%
Total income tax expense (benefit)	$(434,239,317)	37.40%

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$86,916,349
Capital loss carryforward (tax basis)	11,985,868
Net unrealized losses on investment securities (tax basis)	29,732,238
Total net deferred tax asset	$128,634,455

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2015, the Fund has determined that it is more likely than not that the deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established at November 30, 2015.

In making this assessment significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments continuing to pay cash distributions at or near current levels resulting in taxable income necessary to utilize the deferred tax asset established. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

Unexpected significant decreases in cash distributions from the Fund's MLP investments, changes to the composition of the Fund’s holdings or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce or eliminate any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset. Subsequent to 11/30/15, the Fund did establish a valuation allowance, which if applied as of November 30, 2015 would have had no effect on the deferred tax balance or the financial statements. See Note 13 for additional information.

Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of November 30, 2015, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

At November 30, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2033	$11,792,504
11/30/2035	224,393,229
Total	$236,185,733

At November 30, 2015, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$32,570,293
Total	$32,570,293

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A shares, C shares and Institutional shares, respectively. However, for the Fund’s year ended November 30, 2015, such fee waiver or expense absorption was not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.47%, 2.22% and 1.22% for the Fund’s A shares, C shares and Institutional shares, respectively. The agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,150,744,225

Gross unrealized appreciation	$481,186,012
Gross unrealized depreciation	(347,619,546)

Net unrealized appreciation (depreciation) on investments	$133,566,466

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Investment Transactions
For the year ended November 30, 2015, purchases and sales of investments, excluding short-term investments, were $1,674,228,606 and $1,563,429,754, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the distribution of the Fund’s Class A and Class C shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended November 30, 2015, HRC did not receive any sales charges or distribution fees pursuant to the wholesaling agreement.

For the year ended November 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$176,003,615	$-	$-	$176,003,615
Master Limited Partnerships[1]	2,093,384,271	-	-	2,093,384,271
Short-Term Investments	14,922,805	-	-	14,922,805
Total Investments	$2,284,310,691	$-	$-	$2,284,310,691

[1]	All securities held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 & 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of November 30, 2015 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

	Value Beginning of Period			Unrealized Appreciation (Depreciation)		Return of Capital Distributions	Net Realized Gain
Security Description			Sales Proceeds		Value End of Period
		Purchases

Columbia Pipeline Partners LP (1)	$-	$77,924,892	$(17,514,790)	$(20,091,017)	$27,556,137	$1,037,202	$(11,725,746)
Westlake Chemical Partners LP(1)	3,779,176	17,299,888	(15,909,095)	(126,480)	-	656,194	(4,387,295)

Security Description	Shares Beginning of Period			Shares End of Period
		Purchases	Sales

Columbia Pipeline Partners LP(1)	-	2,908,205	(1,076,015)	1,832,190
Westlake Chemical Partners LP(1)	133,587	747,229	(880,816)

(1)	No longer affiliated as of November 30, 2015.

Note 11 – Capital Transactions
The Fund has authorized an unlimited number of $0.01 par value shares of each class. Transactions in shares of capital transactions were as follows:

	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	15,662,587	$159,558,915	23,411,631	$266,246,950
Distributions reinvested	3,174,083	30,906,337	3,260,328	37,477,755
Redeemed	(17,874,458)	(177,439,972)	(49,840,800)	(581,726,425)
Net Increase (Decrease)	962,212	$13,025,280	(23,168,841)	$(278,001,720)

Class C:
Sold	23,146,085	$227,977,667	28,162,938	$312,841,558
Distributions reinvested	6,982,872	64,897,501	4,123,302	46,143,693
Redeemed	(19,129,146)	(178,407,231)	(8,065,587)	(89,652,920)
Net Increase	10,999,811	$114,467,937	24,220,653	$269,332,331

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2015

Institutional Class:
Sold	70,805,253	$725,649,659	99,447,475	$1,156,788,361
Distributions reinvested	9,711,655	96,307,187	5,272,771	61,756,925
Redeemed	(79,451,429)	(797,825,100)	(27,229,714)	(316,588,767)
Net Increase	1,065,479	$24,131,746	77,490,532	$901,956,519

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
Subsequent to November 30, 2015 market values of securities associated with MLP, commodity and overall financial markets experienced a significant decline. Accordingly, in the subsequent period, on December 3, 2015, the Fund determined that a valuation allowance was warranted. A valuation allowance was established to limit the deferred tax asset to 6.5% of total assets based on the Fund’s assessment, under ASC 740, that it was more likely than not that the balance of the deferred tax asset, net of any valuation allowance, recorded on the financial records of the Fund would be realizable through expected future taxable income.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. If the deferred tax valuation policy that was implemented on December 3, 2015 been in place as of November 30th it would have had no effect on the financial statements as the deferred tax asset was 5.6% which is under the 6.5% limit. Accordingly, there were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Management has determined that the 6.5% deferred tax asset limit on December 3, 2015 was appropriate in conjunction with outside advisors to the Fund and its determinations as to the availability of future taxable income, generated primarily from estimated cash distributions to be received at or near current levels in future periods from the MLPs held by the Fund. Management will continue to monitor its estimates and forecasts of future MLP distributions and other items affecting its determination of the adequacy of the valuation allowance and make modifications accordingly. Modifications of the Fund’s estimates or assumptions regarding its deferred tax asset balances and any applicable valuation allowance could result in increases or decreases in the Fund’s net asset value, which could be material.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 2010 (commencement of operations) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2015, and the results of its operations, the changes in its net assets for the two years in the period then ended and its financial highlights for the four years in the period then ended and for the period December 31, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 766-0066. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006-2015)	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator to the Fund (2006 – 2015).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 - present), and Vice President, Mutual Fund Administration, LLC, co-administrator to the Fund (2006 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for additional one-year terms. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the Alerian MLP Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund universe (the “Performance Universe”) for the one- and three-year periods ended May 31, 2015; and reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Energy Limited Partnership fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings regarding the Investment Advisor as the investment advisor of the Fund and of five other series of the Trust. No representatives of the Investment Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The meeting materials indicated that the Fund’s total return for the one-year period was above the median returns of the Performance Peer Group and the Domestic Energy Performance Universe and the return of the Alerian MLP Index, although it was below the S&P 500 Index return by 10.55%. For the three-year period, the Fund’s annualized total return was above the Performance Universe median return but below the return of the S&P 500 Index by 8.48%, the Performance Peer Group median return by 2.68% and the Alerian MLP Index return by 0.94%. The Trustees considered that the Fund had assumed lower investment risk than its other funds in the Performance Peer Group and Performance Universe generally, as measured by standard deviation.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board noted its familiarity with the Investment Advisor as the investment advisor of the Fund and of five other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board also considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board reviewed information regarding the advisory fees and expenses paid by the Fund. The meeting materials indicated that the investment advisory fees (gross of fee waivers) for the Fund were the same as the Expense Peer Group median and the Expense Universe median, and total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group median and slightly higher (by 0.01%) than the Expense Universe median. The Trustees noted that although the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, the Investment Advisor serves as investment advisor to five other series of the Trust, that its oversight responsibilities with respect to the Fund are similar to its responsibilities with respect to those other series, and that the Fund’s advisory fees are similar to the advisory fees charged by the Investment Advisor with respect to those other series.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees paid to the Investment Advisor), including benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also observed that the Fund has no advisory fee breakpoints, but noted the Investment Advisor’s indications that 1) as the Fund grows in net assets, the Investment Advisor’s oversight duties increase, as the Fund’s frequent inflows and outflows result in frequent portfolio transactions, which require increased review of cost basis, tax accruals and tax analyses, and 2) the Investment Advisor monitors the advisory fees of those funds it considers to be direct competitors of the Fund, both of which have higher advisory fees than the Fund (and only one of which has breakpoints, the lower tier of which is higher than the Fund’s advisory fee), and that the Investment Advisor would continue to monitor those funds and make any recommendations with respect to the Fund’s advisory fees as it deems appropriate. The Trustees also noted that the Fund’s advisory fees were not high (i.e., the same as the Expense Peer Group median and the Expense Universe median), that any economies of scale were currently being shared appropriately with the Fund, and that they would continue to consider and discuss with the Investment Advisor any future economies of scale with respect to the Fund.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Center Coast Capital Advisors, LP

Nature, Extent and Quality of Services
The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to the Fund are satisfactory.

The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to the Fund are satisfactory.

Sub-Advisory Fee
The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund. In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor actively supervises and monitors the investment and trading activities of the Sub-Advisor, analyzes the Fund’s investment operations, and provides general administrative services related to the Investment Advisor’s overall supervision of the Fund. The Board also noted that the fees charged by the Sub-Advisor were significantly less than the fees it charges to a private investment fund (which pays a performance fee) and a private registered fund, and within the range of the fees it charges other institutional clients. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor
The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than sub-advisory fees paid to the Sub-Advisor), including research services provided to it by broker-dealers providing execution services to the Fund, the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement with respect to the Fund.

Center Coast MLP Focus Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/15	11/30/15	6/1/15 – 11/30/15
Class A	Actual Performance	$1,000.00	$799.20	$6.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.56	7.58
Class C	Actual Performance	1,000.00	796.20	10.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.79	11.35
Institutional Class	Actual Performance	1,000.00	800.00	5.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.82	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). For the six months ended November 30, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from the expense ratios. Assumes all dividends and distributions were reinvested.

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Center Coast MLP Focus Fund
a series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Center Coast Capital Advisors, LP
1600 Smith Street, Suite 3800
Houston, Texas 77002

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund – Class A	CCCAX	461 418 584
Center Coast MLP Focus Fund – Class C	CCCCX	461 418 576
Center Coast MLP Focus Fund – Institutional Class	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2016